Exhibit 10.4

ASSET TRANSFER DEED ADDENDUM

BETWEEN

ASIA PACIFIC ENERGY VENTURES PTE. LTD.

AND

PACIFIC ENERGY CONSULTING LIMITED

AND

T20 HOLDINGS PTE. LTD.

ASSET TRANSFER DEED ADDENDUM dated this 6th day of July, 2022 by and between:

1.	ASIA PACIFIC ENERGY VENTURES PTE. LTD., having its registered office at 10 Anson Road, #13-09 International Plaza, Singapore 079903 (hereinafter referred to as “APEV”); and

2.	PACIFIC ENERGY CONSULTING LIMITED, having its registered office at level 6, MRDC Haus, Corner of Champion Parade & Musgrave Street, Port Moresby, National Capital District, 121, Papua New Guinea (hereinafter referred to as “PEC”); and

3.	T20 HOLDINGS PTE. LTD., having its registered office at 3 Phillip Street #19-01, Royal Group Building, Singapore 048693 (hereinafter referred to as “T20”).

WHEREAS:

A.	T20 entered into an Asset Transfer Deed with APEV and PEC dated 30 June 2022 (the “Deed”) as part of T20’s plans to list on the NASDAQ stock exchange.

B.	As part of structuring the business moving forward, T20 plans to allocate specific assets to specific entities and requires APEV and PEC support to give effect to such allocations.

C.	APEV and PEC agree to transfer its legal and beneficial interests in the Specified Assets to T20 pursuant to this Asset Transfer Deed Addendum (this “Addendum”) to give effect to the purpose of this Deed.

IN CONSIDERATION OF THE TERMS AND COVENANTS HEREIN, THE PARTIES AGREE AS FOLLOWS:

1.	PURPOSE OF THIS ADDENDUM

The purpose of this Deed is to consolidate the Specific Assets within T20 or its assignees so as to allow T20 to list on the NASDAQ stock exchange.

2.	ALLOCATION OF ASSETS

2.1	In furtherance of the purposes of the Deed, and subject to acceptance by the named transferee at the relevant time, T20 requests PEC to make, and PEC agrees to make and will make, the following allocations:

(a)	All vehicles specified in Schedule 1(B)(a) of the Deed will be transferred to T20 Generation Limited on or after the date that T20 Generation Limited becomes a wholly owned subsidiary of T20.

(b)	All inventory specified in Schedule 1(B)(b) of the Deed will be transferred to T20 Generation Limited on or after the date that T20 Generation Limited becomes a wholly owned subsidiary of T20.

(c)	All leases specified in Schedule 1(B)(c) of the Deed will be transferred to Pacific Residential Holdings Limited on or after the date that Pacific Residential Holdings Limited becomes a wholly owned subsidiary of T20.

(d)	All improvements specified in Schedule 1(B)(d) of the Deed will be transferred to Pacific Residential Holdings Limited on or after the date that Pacific Residential Holdings Limited becomes a wholly owned subsidiary of T20.

(e)	All IT assets specified in Schedule 1(B)(e) of the Deed will be transferred to T20 Generation Limited on or after the date that T20 Generation Limited becomes a wholly owned subsidiary of T20.

(f)	All IT infrastructure assets specified in Schedule 1(B)(f) of the Deed will be transferred to T20 Generation Limited on or after the date that T20 Generation Limited becomes a wholly owned subsidiary of T20.

3.	MOU WITH PT SSP

3.1	The Parties acknowledge that the Memorandum of Understanding signed with PT Satymitra Surya Perkasa (PT SSP) currently listed in Schedule 1(B)(j) is not part of PEC’s Specified Assets and should be listed as part of APEV’s Specified Assets. The Parties agree to revise the Deed as follows:

3.1.1	The Parties agree to add the following as part of APEV’s Specified Assets at the end of Schedule 1(A):

“Memorandum of Understanding signed with PT Satymitra Surya Perkasa (PT SSP) acknowledging mutual interest in sharing information and that the Parties are desirous of engaging in a non-binding non-exclusive cooperative working relationship to study and develop (both jointly and independently) energy project opportunities within Indonesia, to be novated by APEV as directed by T20 in accordance with Deed of Novation set out in Schedule 3. Allocation of Asset Sale Amount to the MOU with PT SSP is US$1.”

3.1.2	The Parties agree to revise Schedule 1(B)(j) to read “Not Used”.

4.	TYPOGRAPHICAL REVISION

The Parties agree to replace the last paragraph of clause 8 of the Deed with the following:

“Upon the allotment of the Consideration Shares as contemplated in this clause, APEV and PEC shall be deemed to have obtained a good consideration for the transfer of the Specified Assets.”

5.	ACKNOWLEDGEMENT

Save for the specific revisions and allocations set out in this Addendum, the Parties expressly agree that all other parts of the Deed remain unchanged.

EXECUTED AS AN DEED

ASIA PACIFIC ENERGY VENTURES PTE. LTD.	T20 HOLDINGS PTE. LTD.

/s/ S. NEWMAN POA.
DIRECTOR

S. NEWMAN POA.	/s/ Geoffrey Allan Lawrence
DIRECTOR / SECRETARY	Geoffrey Allan Lawrence (Director)

PACIFIC ENERGY CONSULTING LIMITED

/s/ S. NEWMAN POA.	/s/ James Herbert Schnieders
DIRECTOR	James Herbert Schnieders (Director)

S. NEWMAN POA.
DIRECTOR / SECRETARY